EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

OPERATING REVENUES:
Gas utility	$122.1	$120.4	$600.7	$557.2
Electric utility	160.0	159.2	437.4	433.0
Nonutility	382.9	411.6	929.8	956.1
Total operating revenues	665.0	691.2	1,967.9	1,946.3

OPERATING EXPENSES:
Cost of gas sold	24.5	23.9	211.4	174.0
Cost of fuel & purchased power	47.5	44.1	137.7	128.8
Cost of nonutility revenues	121.4	136.2	299.8	318.4
Other operating	296.2	296.7	809.3	794.2
Merger-related	11.1	—	26.4	—
Depreciation & amortization	73.9	69.5	217.7	205.7
Taxes other than income taxes	14.1	13.5	49.6	42.5
Total operating expenses	588.7	583.9	1,751.9	1,663.6

OPERATING INCOME	76.3	107.3	216.0	282.7

OTHER INCOME:
Equity in (losses) of unconsolidated affiliates	(0.3)	(0.2)	(18.3)	(1.0)
Other income - net	9.6	9.1	28.7	24.1
Total other income	9.3	8.9	10.4	23.1

INTEREST EXPENSE	24.6	22.2	72.1	64.9

INCOME BEFORE INCOME TAXES	61.0	94.0	154.3	240.9

INCOME TAXES	10.6	32.1	18.2	86.1

NET INCOME	$50.4	$61.9	$136.1	$154.8

WEIGHTED AVERAGE AND DILUTED COMMON SHARES
OUTSTANDING	83.1	83.0	83.1	83.0

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.61	$0.75	$1.64	$1.87

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

OPERATING REVENUES:
Gas utility	$122.1	$120.4	$600.7	$557.2
Electric utility	160.0	159.2	437.4	433.0
Other	0.1	0.1	0.2	0.2
Total operating revenues	282.2	279.7	1,038.3	990.4

OPERATING EXPENSES:
Cost of gas sold	24.5	23.9	211.4	174.0
Cost of fuel & purchased power	47.5	44.1	137.7	128.8
Other operating	83.5	82.0	265.6	250.4
Depreciation & amortization	63.4	59.0	186.3	174.3
Taxes other than income taxes	13.5	12.6	47.5	40.1
Total operating expenses	232.4	221.6	848.5	767.6

OPERATING INCOME	49.8	58.1	189.8	222.8

OTHER INCOME - NET	9.2	8.1	27.9	21.4

INTEREST EXPENSE	20.3	18.3	60.3	53.5

INCOME BEFORE INCOME TAXES	38.7	47.9	157.4	190.7

INCOME TAXES	5.7	17.1	24.6	68.5

NET INCOME	$33.0	$30.8	$132.8	$122.2

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	September 30,	December 31,
	2018	2017

ASSETS
Current Assets
Cash & cash equivalents	$28.8	$16.6
Accounts receivable - less reserves of $4.1 &
$5.1, respectively	230.5	262.9
Accrued unbilled revenues	156.2	207.1
Inventories	119.4	126.6
Recoverable fuel & natural gas costs	7.8	19.2
Prepayments & other current assets	53.9	47.0
Total current assets	596.6	679.4

Utility Plant
Original cost	7,394.5	7,015.4
Less: accumulated depreciation & amortization	2,850.9	2,738.7
Net utility plant	4,543.6	4,276.7

Investments in unconsolidated affiliates	1.5	19.7
Other utility & corporate investments	48.6	43.7
Other nonutility investments	9.6	9.6
Nonutility plant - net	483.0	464.1
Goodwill	293.5	293.5
Regulatory assets	469.5	416.8
Other assets	34.6	35.8
TOTAL ASSETS	$6,480.5	$6,239.3

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$232.1	$366.2
Accrued liabilities	246.1	222.3
Short-term borrowings	325.3	249.5
Current maturities of long-term debt	60.0	100.0
Total current liabilities	863.5	938.0

Long-term Debt - Net of Current Maturities	1,978.9	1,738.7

Deferred Credits & Other Liabilities
Deferred income taxes	518.4	491.3
Regulatory liabilities	938.8	937.2
Deferred credits & other liabilities	306.1	284.8
Total deferred credits & other liabilities	1,763.3	1,713.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
83.1 & 83.0, respectively	739.5	736.9
Retained earnings	1,136.6	1,113.7
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,874.8	1,849.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$6,480.5	$6,239.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months Ended
	September 30,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$136.1	$154.8
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	217.7	205.7
Deferred income taxes & investment tax credits	12.6	76.6
Provision for uncollectible accounts	5.3	4.0
Expense portion of pension & postretirement benefit cost	3.3	4.4
Other non-cash items - net	18.3	4.1
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	78.0	3.6
Inventories	7.2	(1.1)
Recoverable/refundable fuel & natural gas costs	11.4	—
Prepayments & other current assets	(6.7)	(3.1)
Accounts payable	(144.0)	(54.3)
Accrued liabilities	24.7	4.9
Unconsolidated affiliate dividends	—	0.1
Employer contributions to pension & postretirement plans	(6.9)	(3.5)
Changes in noncurrent assets	(29.0)	(28.0)
Changes in noncurrent liabilities	(13.5)	(7.7)
Net cash from operating activities	314.5	360.5

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	299.3	99.2
Dividend reinvestment plan & other common stock issuances	1.7	4.6
Requirements for:
Dividends on common stock	(112.1)	(104.5)
Retirement of long-term debt	(100.0)	—
Net change in short-term borrowings	75.8	31.5
Net cash from financing activities	164.7	30.8

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	5.7	4.8
Requirements for:
Capital expenditures, excluding AFUDC equity	(472.7)	(453.5)
Other costs	—	(3.4)
Changes in restricted cash	—	0.9
Net cash from investing activities	(467.0)	(451.2)

Net change in cash & cash equivalents	12.2	(59.9)
Cash & cash equivalents at beginning of period	16.6	68.6
Cash & cash equivalents at end of period	$28.8	$8.7

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

EARNINGS:
Utility Group
Gas Utility Services	$(0.6)	$1.0	$60.7	$55.8
Electric Utility Services	30.6	27.2	62.4	56.8
Other Operations	3.0	2.6	9.7	9.6
Total Utility Group	33.0	30.8	132.8	122.2

Nonutility Group
Infrastructure Services	22.1	26.6	26.0	28.6
Energy Services	4.5	4.9	12.2	4.9
Other Businesses, excluding Equity Investment Impairment Charge - ProLiance	(0.3)	(0.2)	(0.8)	(0.5)
Nonutility Group, excluding reconciling items	26.3	31.3	37.4	33.0

Corporate and Other, excluding Merger-Related Costs	(0.1)	(0.2)	(0.8)	(0.4)

Vectren Consolidated, excluding reconciling items	$59.2	$61.9	$169.4	$154.8

Reconciling Items:

Other Businesses - Equity Investment Impairment Charge - ProLiance	—	—	(13.1)	—

Corporate and Other - Merger-Related Costs	(8.8)	—	(20.2)	—

Vectren Consolidated	$50.4	$61.9	$136.1	$154.8

EARNINGS PER SHARE:
Utility Group	$0.40	$0.37	$1.60	$1.47
Nonutility Group, excluding reconciling items	0.32	0.38	0.45	0.40
Corporate and Other, excluding reconciling items	(0.01)	—	(0.01)	—

EPS, excluding reconciling items	$0.71	$0.75	$2.04	$1.87

Reconciling Items:

Other Businesses - Equity Investment Impairment Charge - ProLiance	—	—	(0.16)	—

Corporate and Other - Merger-Related Costs	(0.10)	—	(0.24)	—

Reported EPS	$0.61	$0.75	$1.64	$1.87

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

GAS UTILITY (Millions):
Residential Margin	$60.2	$59.6	$228.8	$231.4
Commercial Margin	12.6	12.8	61.4	61.7
Industrial Margin	14.8	15.9	52.6	53.1
Other Margin	1.4	1.5	6.8	6.4
Regulatory Expense Recovery Mechanisms	8.6	6.7	39.7	30.6
Total Gas Utility Margin	97.6	96.5	389.3	383.2
Cost of Gas Sold	24.5	23.9	211.4	174.0
Total Gas Utility Revenue	$122.1	$120.4	$600.7	$557.2

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.3	3.6	52.0	40.4
Commercial	2.6	2.4	24.6	18.9
Industrial	31.1	25.4	109.8	87.2
	37.0	31.4	186.4	146.5

AVERAGE GAS CUSTOMERS
Residential	933,310	925,396	942,200	933,852
Commercial	85,168	84,686	85,983	85,451
Industrial	1,754	1,743	1,753	1,742
	1,020,232	1,011,825	1,029,936	1,021,045

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			102%	89%
Heating Degree Days (Indiana)			99%	80%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

ELECTRIC UTILITY (Millions):
Residential Margin	$46.2	$46.7	$117.4	$116.2
Commercial Margin	27.4	29.7	75.2	80.8
Industrial Margin	25.0	26.4	69.6	73.2
Other Margin	0.7	0.9	1.9	2.8
Regulatory Expense Recovery Mechanisms	4.9	3.3	13.4	8.1
Wholesale and Transmission	8.3	8.1	22.2	23.1
Total Electric Utility Margin	112.5	115.1	299.7	304.2
Cost of Fuel & Purchased Power	47.5	44.1	137.7	128.8
Total Electric Utility Revenue	$160.0	$159.2	$437.4	$433.0

ELECTRICITY SOLD (GWh):
Residential	451.1	429.0	1,176.0	1,066.3
Commercial	358.6	367.5	972.3	976.5
Industrial	613.6	587.8	1,668.6	1,600.7
Other Sales - Street Lighting	5.1	5.1	16.0	16.0
Total Retail	1,428.4	1,389.4	3,832.9	3,659.5
Wholesale	121.9	56.7	468.6	295.9
	1,550.3	1,446.1	4,301.5	3,955.4

AVERAGE ELECTRIC CUSTOMERS
Residential	127,459	126,467	127,296	126,338
Commercial	18,705	18,679	18,672	18,639
Industrial	115	111	115	112
Other	40	40	40	40
	146,319	145,297	146,123	145,129

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	111%	100%	130%	108%
Heating Degree Days (Indiana)			99%	80%